                                                                   EXHIBIT 10.33


                              AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of June 13, 2002 by and among Thermadyne Holdings Corporation, a Delaware corporation ("Holdings"), the subsidiaries of Holdings signatory hereto (together with Holdings, the "Employers"), and Robert D. Maddox ("Employee").

                                    RECITALS

         A. Employers commenced voluntary cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on November 19, 2001 (the "Petition Date") in the United States Bankruptcy Court for the Eastern Division of the Eastern District of Missouri (the "Bankruptcy Court").

         B. On March 13, 2002, Employers filed with the Bankruptcy Court a Motion Pursuant to Sections 105(a), 363(b)(1), and 365 of the Bankruptcy Code for an Order Approving the Adoption of a Key Employee Retention Program and the Assumption of Employment Agreements (the "Motion"). On May 13, 2002, Employers filed with the Bankruptcy Court a Supplemental Motion for Order Approving the Adoption of Modified Key Employee Retention Program (the "Supplemental Motion"). On May 28, 2002, Employers filed with the Bankruptcy Court a Joint Stipulation by and between Employers and the Official Creditors' Committee Approving Employers Supplemental Motion for Order Approving Adoption of Modified Key Employee Retention Program, as Amended, was filed (the "Joint Stipulation").

         C. On May 28, 2002, the Bankruptcy Court entered an Order (the "Order") approving the Joint Stipulation.

         D. Certain of Employers and Employee are parties to (i) the Executive Employment Agreement dated May 22, 1998, (ii) the Supplement to Executive Employment Agreement dated June 8, 2000, and (iii) the Second Supplement to Executive Employment Agreement dated August 16, 2001 (collectively, the "Prior Employment Agreements").

         E. Pursuant to Section 365 of the Bankruptcy Code and the Joint Stipulation, Employers desire to assume the Prior Employment Agreements subject to the amendments thereto that were approved by the Bankruptcy Court pursuant to the Order and that are set forth in this Agreement.

         F. This Agreement amends, restates and supercedes the Prior Employment Agreements in their entirety.

         NOW THEREFORE, for and in consideration of the foregoing recitals, and in consideration of the mutual covenants, agreements, understandings, undertakings, representations, warranties and promises hereinafter set forth, and intending to be legally bound thereby, Employers and Employee do hereby covenant and agree as follows:

         SECTION 1. Basic Employment Provisions.

         (a) Employment and Term. Employers hereby employ Employee (hereinafter referred to as the "Employment") as Vice President and Controller of Holdings and Employee agrees to be employed by Employers in such capacities, all on the terms and conditions set forth herein. The Employment shall be for a period (the "Employment Period") that will (i) commence on May 22, 1998 (the "Effective Date") and continue for at least two years thereafter (unless earlier terminated as provided herein) and (ii) renew on each anniversary of the Effective Date for a two-year period, on the same terms and conditions contained herein (unless earlier terminated as provided herein or Employee is timely provided a notice of nonrenewal as provided herein), such that the Employment Period shall extend for a period of two years from the date of each such extension. The Employers must provide Employee with written notice not less than 60 days in advance of the applicable anniversary of the Effective Date in order to avoid renewal of the Employment Period on such anniversary as described above. Notice shall be deemed given on the date it is received by the Employee.

         (b) Duties. Employee shall be subject to the direction and supervision of the Board of Directors of Holdings (the "Board") and, as the Vice President and Controller of Holdings, shall have those duties and responsibilities which are assigned to him during the Employment Period by the Board consistent with his positions, provided that the Board shall not assign any greater duties or responsibilities to the Employee than are necessary to the Employee's faithful and adequate supervision of the overall management and business of the Employers. The Board shall not take any action which results in a diminution of Employee's position, authority, duties or responsibilities as of the date hereof. The parties expressly acknowledge that the Employee shall devote all of his business time and attention to the transaction of the Employer's businesses as is reasonably necessary to discharge his supervisory management responsibilities hereunder. Employee agrees to perform faithfully the duties assigned to him to the best of his ability.

         SECTION 2. Compensation.

         (a) Salary. Employers shall pay to Employee during the Employment Period a salary as basic compensation for the services to be rendered by Employee hereunder. The initial amount of such salary shall be $178,500 per annum. Such salary shall be reviewed no less frequently than annually by the Board and may be increased upon the approval of the Board in its sole discretion. Such salary shall accrue and be payable in accordance with the payroll practices of Employers' subsidiary or subsidiaries in effect from time to time. All such payments shall be subject to deduction and withholding authorized or required by applicable law.

         (b) Bonus. During the Employment Period, Employee shall additionally participate in an annual bonus plan providing for an annual bonus opportunity of not less than 55% of Employee's annual salary in accordance with the terms set forth in Employers' Management Incentive Plan.

         (c) Benefits. During the Employment Period, Employee shall be entitled to participate in such other employee benefit plans, programs and arrangements as are customarily accorded the executives of Employers, including without limitation, tax qualified profit sharing and retirement plans, group life, hospitalization and other insurance and vacations (but excluding stock option and other stock- or equity-based compensation plans), on a basis no less favorable than as of the date of this Agreement. Without limiting the foregoing, the employee benefit plans, programs and arrangements in which Employee shall be entitled to participate during the Employment Period shall be no less generous, in the aggregate, than those in which such Employee was entitled to participate immediately prior to the consummation of the merger between Holdings and Mercury Acquisition Corporation.

          SECTION 3. Termination.

          (a) Death or Disability. Employment of Employee under this Agreement shall terminate automatically upon the death or total disability of Employee. For the purpose of this Agreement, "total disability" shall be deemed to have occurred if Employee shall have been unable to perform the duties of his Employment due to mental or physical incapacity for a period of six (6) consecutive months.

          (b) Cause. The Board may terminate the Employment of Employee under this Agreement for Cause. For the purposes of this Agreement, "Cause" shall be deemed to be (i) dishonesty by Employee that results in substantial personal enrichment at the expense of the Employers or (ii) demonstratively willful repeated violations of Employee's obligations under this Agreement which are intended to result in material injury to the Employers.

         (c) Without Cause. Any of the Employers, acting alone, may terminate the Employment of Employee under this Agreement without Cause.

         (d) Constructive Termination. Employee may elect to terminate his Employment under this Agreement upon a Constructive Termination Without Cause, as defined below. For purposes of this Agreement, "Constructive Termination Without Cause" shall mean a termination of the Employee's employment at his initiative following the occurrence, without the Employee's prior written consent, of one or more of the following events:

                  (i) receipt of notice from the Employers that the Employment Period shall not be renewed as described in Section 1(a) above;

                  (ii) any failure by the Employers to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Employers promptly after receipt of notice thereof given by the Employee;

                  (iii) any reduction in any form of compensation, fringe benefit, deferred compensation plan or perquisite applicable to the Employee immediately prior to the date hereof, including any reduction in salary or any reduction in bonus percentage to less than the average of such bonus percentage for the two fiscal years immediately preceding the date hereof;

                  (iv) the loss of any of the Employee's titles or positions in effect as of the date hereof;

                  (v) any change in the position to which the Employee reports or the positions that report to the Employee as of the date hereof (reporting relationships);

                  (vi) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as in effect as of the date hereof, or any other action by the Employers which results in a diminution in such position, authority, duties or responsibilities excluding an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Employers promptly after receipt of notice thereof given by the Employee;

                  (vii) the relocation of the Employee's office location as assigned to him by the Employers, to a location more than 25 miles from his office location as of the date hereof;

                  (viii) any purported termination by the Employers of the Employee's employment otherwise than as expressly permitted by Section 3(b) of this Agreement; and

                  (ix) any failure by the Employers to comply with and satisfy the provisions of Section 6 hereof, or failure by any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employers to assume expressly and agree to perform this Agreement in the same manner and to the same extent the Employers would be required to perform it if no such succession had taken place, provided, in either case, that the successor contemplated by Section 6 hereof has received, at least 10 days prior to the giving of notice of constructive termination by the Employee, written notice from the Employers or the Employee of the requirements of the provisions of
         Section 6 or of such failure.

For purposes of this Agreement any good faith determination of "Constructive Termination Without Cause" made by the Employee shall be conclusive.

         SECTION 4. Compensation Following Termination.

         (a) Death or Disability. If the Employment Period is terminated pursuant to the provisions of Section 3(a) above, this Agreement shall terminate, and no further compensation shall be payable to Employee except that Employee or Employee's estate, heirs or beneficiaries, as applicable, shall be entitled, in addition to any other benefits to which Employee is or may become entitled under any benefit plan, to receive Employee's then current basic compensation, plus an amount in lieu of bonus, which amount shall be determined as the average bonus received by Employee under Section 2(b) hereof for the appropriate period (prorated for partial portions thereof) for the previous 24 months hereunder and all other benefits to which Employee would otherwise be entitled hereunder during the Employment Period for a period of 24 months from the date the Employment Period terminates.

         (b) Termination for Cause or Voluntary Termination. If the Employment Period is terminated for Cause or voluntarily by the Employee for reasons other than those described in Section 3(a) or 3(d) above, no further compensation or benefits shall be paid to Employee after the date of termination, but Employee shall be entitled to receive benefits to which he is or may become entitled pursuant to any benefit plan.

         (c) Termination Without Cause; Constructive Termination. If the Employment Period is terminated pursuant to Section 3(c) or 3(d) above, Employee shall be entitled to continue to receive from Employers his then current basic compensation hereunder, plus an amount in lieu of bonus, which amount shall be determined as the average bonus received by Employee under Section 2(b) hereof for the appropriate period (prorated for partial portions thereof) for the previous 24 months, such amount to continue to be paid in accordance with the payroll practices of Employers for a period equal to 24 months and Employee shall further be entitled during such period both to continue to receive the benefits to which he would otherwise be entitled during the Employment Period pursuant to Section 2(c) above and to reimbursement for expenses incurred by Employee to own and maintain an automobile as contemplated by Section 5 below. Such continuation of compensation, benefits and automobile expenses shall continue for the period described above notwithstanding any earlier death or reemployment of Employee.

         SECTION 5. Expense Reimbursement. Upon the submission of properly documented expense account reports, Employers shall reimburse Employee for all reasonable business-related travel and entertainment expenses incurred by Employee in the course of his Employment with Employers and for expenses incurred by Employee to own and maintain an automobile.

         SECTION 6. Assignability; Binding Nature. This Agreement shall be binding and inure to the benefit of the parties, and their respective successors, heirs (in the case of Employee) and assigns. No obligations of the Employers under this Agreement may be assigned or transferred by the Employers except that such obligations shall be assigned or transferred (as described below) pursuant to a merger or consolidation of Holdings in which Holdings is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Employers, provided that the assignee or transferee is the surviving entity or successor to all or substantially all of the assets of the Employers and such assignee or transferee assumes the liabilities, obligations and duties of the Employers, as contained in this Agreement, either contractually or as a matter of law. As used in this Agreement, the "Employers" and "Holdings" shall mean the Employers and Holdings as hereinbefore defined, respectively, and any successor to their business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         SECTION 7. Confidential Information.

         (a) Non-Disclosure. During the Employment Period or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Employee will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Employers, in any manner whatsoever, and Confidential Information (as hereinafter defined) of Employers or any subsidiary of Employers without the prior written consent of the Board.

         (b) Definition. As used herein, "Confidential Information" means information disclosed to or known by Employee as a direct or indirect consequence of or through the

Employment about Employers or any subsidiary of Employers, or their respective businesses, products and practices which information is not generally known in the business in which Employers or any subsidiary of Employers is or may be engaged. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than Employee, (ii) released in writing by Employers to the public or to persons who are not under a similar obligation of confidentiality to Employers and who are not parties to this Agreement, (iii) obtained by Employee from a third party not under a similar obligation of confidentiality to Employers, (iv) required to be disclosed by any court process or any government or agency or department of any government, or
(v) the subject of a written waiver executed by either Employers for the benefit of Employee.

         (c) Return of Property. Upon termination of the Employment, Employee will surrender to Employers all Confidential Information, including without limitation, all lists, charts, schedules, reports, financial statements, books and records of the Employers or any subsidiary of the Employers, and all copies thereof, and all other property belonging to the Employers or any subsidiary of the Employers, provided Employee shall be accorded reasonable access to such Confidential Information subsequent to the Employment Period for any proper purpose as determined in the reasonable judgment of any of the Employers.

         SECTION 8. Agreement Not to Solicit Employees. Employee agrees that, for a period of two (2) years following the termination of the Employment Period, other than by Employers without Cause or as a result of the total disability of Employee or by Employee as a constructive termination, and only by reason of voluntary termination or termination for Cause, neither he nor any affiliate shall, on behalf of any business engaged in a business competitive with Employers or any subsidiary of Employers, solicit or induce, or in any manner attempt to solicit or induce any person employed by, or any agent of, either of Employers or any subsidiary of Employers to terminate his employment or agency, as the case may be, with either of Employers or such subsidiary; provided that such limitations shall not apply if the contact with the Employee or consultant is initiated by a third party on a "blind basis" such as through a head hunter.

         SECTION 9. No Violation. Employee hereby represents and warrants to Employers that the execution, delivery and performance of this Agreement by Employee does not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under any provision of any agreement or understanding to which the Employee or, to the best knowledge of Employee, any of Employee's affiliates are a party or by which Employee, or to the best knowledge of Employee, Employee's affiliates may be bound or affected.

         SECTION 10. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof

         SECTION 11. Notices. All Notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered, whether or not actually received, two days after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the party to whom notice is being given at the specified address or at such other address as such party may designate by notice:

                  Employers:        Thermadyne Holdings Corporation
                                    Attn: Chief Executive Officer
                                    101 South Hanley Road, Suite 600
                                    St. Louis, MO 63105
                                    Fax: 314-746-2374

                                    and

                                    Thermadyne Holdings Corporation
                                    Attn: General Counsel
                                    101 South Hanley Road, Suite 600
                                    St. Louis, MO 63105
                                    Fax: 314-746-2327

                  Employee:         c/o Thermadyne Holdings Corporation
                                    101 South Hanley Road, Suite 600
                                    St. Louis, Missouri 63105

         SECTION 12. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance for this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         SECTION 13. Amendments. This Agreement may be amended in whole or in part only by an instrument in writing setting forth the particulars of such amendment and duly executed by an officer of Employers and by Employee.

         SECTION 14. Waiver. No delay or omission by any party hereto to exercise any right or power hereunder shall impair such right or power to be construed as a waiver thereof. A waiver by any of the parties hereto of any of the covenants to be performed by any other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. Except as otherwise expressly set forth herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity or otherwise.

         SECTION 15. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same Agreement.

         SECTION 16. Governing Law. This Agreement shall be construed and enforced according to the laws of the State of Missouri.

         SECTION 17. Payment Upon Death of Employee. In the event of the death of Employee during the term hereof, any unpaid payments due either prior to Employee's death or after Employee's death shall be payable as designated by Employee in writing to Employers. In the event of the death of all such persons so designated by Employee, either prior to the death of the Employee or during any time when payments are due as provided herein, or in the event Employee fails to so designate, or withdraws all such designations, said payments thereafter shall be made to the Employee or the Employee's estate.

         SECTION 18. Prior Employment Agreements. This Agreement supersedes any and all other employment, change-in-control, severance or similar agreements between Employee and Employers.

         SECTION 19. Jointly and Severally Liable. Each of the Employers that have signed below is a party to this Agreement and is jointly and severally liable for the obligations of Employers set forth in this Agreement.

         SECTION 20. Acknowledgement. As a condition to Employers' assumption of the Prior Agreements and execution of this Agreement, Employee hereby acknowledges and agrees as follows:

         (a) Assumption of the Prior Agreements and execution of this Agreement shall in no manner be deemed to be a commitment by Employers to continue the Employment of Employee on or after the effective date of any chapter 11 plan of reorganization of any Employer, subject to the Employee's right to compensation following termination set forth in Section 4; and

         (b) Employee irrevocably waives all rights, if any, to claim that Employee's employment under the Prior Employment Agreements was terminated, constructively or otherwise, prior to the date hereof; and

         (c) Employee agrees that all claims, if any, against the Employers which arose prior to the Petition Date are hereby deemed to be satisfied and Employee irrevocably waives all rights, if any, to such claims; provided, however, this Section 20(c) shall not apply to claims for unpaid amounts of incidental benefits such as reimbursement for out-of-pocket expenses for travel and entertainment, or for health or dental benefits, vacation pay, automobile expenses and the like.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Executive Employment Agreement as of the date first above written.


                                    EMPLOYEE:


                                    /s/ JAMES H. TATE
                                    ------------------------------------------
                                    James H. Tate
                                    Senior Vice President & CFO



                                    EMPLOYERS:


                                    THERMADYNE HOLDINGS CORPORATION


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE MFG. LLC


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE INDUSTRIES, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE CAPITAL CORP.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    VICTOR EQUIPMENT COMPANY


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO







          SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT
                             AGREEMENT (R. MADDOX)

                                    THERMADYNE INTERNATIONAL CORP.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    VICTOR GAS SYSTEMS, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    TWECO PRODUCTS, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMAL DYNAMICS CORP.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    STOODY COMPANY


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMAL ARC, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO




          SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT
                             AGREEMENT (R. MADDOX)

                                    C&G SYSTEMS HOLDING, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    C&G SYSTEMS, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE ITALIA, SRL.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE AUSTRALIA PTY LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE ASIA/PACIFIC PTE LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE JAPAN, LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO



          SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT
                             AGREEMENT (R. MADDOX)

                                    THERMADYNE SOUTH AMERICA HOLDINGS, LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE SOUTH AFRICA (PTY) LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    MAXWELD & BRAZE (PTY) LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    GENSET S.P.A.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    TECMO SRL


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    OCIM SRL


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO



          SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT
                             AGREEMENT (R. MADDOX)

                                    DUXTECH PTY. LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    COMWELD GROUP PTY. LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE BRAZIL HOLDINGS, LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE VICTOR LTDA.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE CHILE HOLDINGS, LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    SOLTEC SA


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO



          SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT
                             AGREEMENT (R. MADDOX)

                                    THERMADYNE DO BRASIL LTDA.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE INDUSTRIES LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE CYLINDER CO.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    MECO HOLDING COMPANY


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    MODERN ENGINEERING COMPANY, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE WELDING PRODUCTS CANADA, LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO



          SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT
                             AGREEMENT (R. MADDOX)

                                    THERMADYNE DE MEXICO S.A. DE C.V.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    TWECO DE MEXICO S.A. DE C.V.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    ARCAIR STOODY EUROPE S.A.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    VICTOR EQUIPMENT DE MEXICO S.A. DE C.V.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    COMWELD GROUP PTY. LTD.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    PHILIPPINE WELDING EQUIPMENT, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO



          SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT
                             AGREEMENT (R. MADDOX)

                                    COMWELD PHILIPPINES, INC.


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    THERMADYNE ASIA SDN BHD


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    PT COMWELD INDONESIA


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO


                                    COMWELD-MALAYSIA SDN


                                    By:     /s/ JAMES H. TATE
                                            ----------------------------------
                                            James H. Tate
                                    Title:  Senior Vice President & CFO





          SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT
                             AGREEMENT (R. MADDOX)